UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2023

Data Knights Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-40386	86-2076743
(Commission File Number)	(IRS Employer Identification No.)

Unit G6, Frome Business Park, Manor Road

Frome

United Kingdom, BA11 4FN

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code +44 203 833 4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	DKDCU	The Nasdaq Stock Market LLC
Class A Common Stock, $0.0001 par value per share	DKDCA	The Nasdaq Stock Market LLC
Redeemable Warrants, each exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	DKDCW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Current Report”), and incorporated into this Item7.01 by reference, is a press release issued by the Company on July 31, 2023, announcing it will be calling a special meeting of its stockholders to be held on August 11, 2023 at 1:00 p.m. ET via live webcast at https://www.cstproxy.com/dataknights/ext2023 (the “Special Meeting”). The purpose of the Special Meeting is to consider and vote upon:

●	a proposal to amend the Company’s Second Amended and Restated Certificate of Incorporation, as amended by the First Amendment to the Second Amended and Restated Certificate of Incorporation, to extend the date by which the Company must (i) consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving the Company and one or more businesses, which we refer to as a “business combination,” (ii) cease its operations if it fails to complete such business combination, and (iii) redeem or repurchase 100% of the Company’s Class A common stock included as part of the units sold in the Company’s initial public offering that closed on May 11, 2021, which we refer to as the “IPO,” from August 11, 2023 (the “Termination Date”) to May 11, 2024 in a series of up to nine (9) one-month extensions, unless the closing of the Company’s initial business combination shall have occurred, which we refer to as the “Extension,” and such later date, the “Extended Date,” provided that (i) Data Knights, LLC, the Company’s sponsor (the “Sponsor”) (or its affiliates or permitted designees), will deposit into the Trust Account the lesser of (x) $75,000 or (y) $0.045 per share for each Public Share outstanding as of the applicable Deadline Date for each such one-month extension (the “Extension Payment”) and (ii) the procedures relating to any such extension, as set forth in the Trust Agreement, shall have been complied with (the “Extension Amendment Proposal”);

●

a proposal to amend the Company’s Investment Management Trust Agreement, dated as of May 11, 2021 and as amended as of November 11, 2022 by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), allowing the Company to extend the Termination Date in a series of up to nine (9) one-month extensions until May 11, 2024 (the “Trust Amendment Proposal”); and

●

a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Extension Amendment Proposal and the Trust Amendment Proposal.

The purpose of the Extension Amendment Proposal, the Trust Amendment Proposal and, if necessary, the Adjournment Proposal, is to allow us additional time and a lower incremental and aggregate cost for each Extension to complete the proposed transaction contemplated by that certain Business Combination Agreement (the “Business Combination Agreement”), dated April 25, 2022, by and among the Company, Data Knights Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Data Knights, OneMedNet Corporation, a Delaware corporation (“OMN”), Data Knights, LLC, in its capacity as Purchaser Representative (the “Sponsor”), and Paul Casey, in his capacity as Seller Representative. For more information about the Business Combination, see our Current Report on Form 8-K filed with the U.S. Securities Exchange Commission (the “SEC”) on April 25, 2022.

The foregoing (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Additional Information and Where to Find it

The Company has filed a Prospectus and proxy statement with the SEC, which Prospectus and proxy statement will be delivered to its stockholders once definitive. This document does not contain all the information that should be considered concerning the business combination and the other stockholder approval matters and is not intended to form the basis of any investment decision or any other decision in respect of the business combination and the other stockholder approval matters. The Company’s stockholders and other interested persons are advised to read, when available, the definitive Prospectus and proxy statement and the amendments thereto and other documents filed in connection with the business combination and other stockholder approval matters, as these materials will contain important information about the Company, OMN, the business combination and the other stockholder approval matters. When available, the definitive Prospectus and proxy statement and other relevant materials for the business combination and other stockholder approval matters will be distributed to stockholders of the Company as of a record date to be established for voting on the business combination and the other stockholder approval matters. Stockholders will also be able to obtain copies of the Prospectus and proxy statement and other documents filed with the SEC, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to: Data Knights Acquisition Corp., Unit G6, Frome Business Park, Manor Road, Frome, BA11 4FN, United Kingdom.

Participants in Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the business combination and related matters. A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s Registration Statement on Form S-1, as filed on March 9, 2021, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Data Knights Acquisition Corp., Unit G6, Frome Business Park, Manor Road, Frome, BA11 4FN, United Kingdom. Additional information regarding the interests of such participants will be contained in the definitive Prospectus and proxy statement when available.

OMN and its directors, managers, and executive officers may also be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the business combination and related matters. A list of the names of such parties and information regarding their interests in the business combination and related matters will be included in the definitive Prospectus and proxy statement when available.

No Offer or Solicitation

This Current Report on 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

Caution Concerning Forward-Looking Statements

Certain statements, estimates, targets and projections in this Current Report on Form 8-K may be considered forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between the Company and OMN. Forward looking statements generally relate to future events or involving, or future performance of, the Company or OMN. For example, statements regarding anticipated growth in the industry in which OMN operates and anticipated growth in demand for OMN’s products, projections of OMN’s future financial results and other metrics, the satisfaction of closing conditions to the proposed transaction between the Company and OMN and the timing of the completion of the proposed transaction are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “pro forma”, “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive” “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, and OMN and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of the Company’s securities; (ii) the risk that the proposed transaction may not be completed by the Company’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by the Company; (iii) the amount of the costs, fees, expenses and other charges related to the proposed transaction; (iv) the outcome of any legal proceedings that may be instituted against the Company, OMN, the combined company or others following the announcement of the business combination agreement relating to the proposed transaction, the ancillary agreements contemplated thereby and the transactions contemplated thereby; (v) the inability to complete the proposed transaction due to the failure to obtain approval of the stockholders of the Company or the Company’s failure to satisfy other conditions to closing; (vi) the risk that the Company will not be able to raise third-party financing to meet the Minimum Cash Condition (as defined in the Registration Statement) if redemptions of the Company public shares cause the Company trust account to have insufficient funds (after giving effect to redemptions) to achieve the Minimum Cash Condition; (vii) changes to the proposed structure of the proposed transaction that may be required or appropriate as a result of applicable laws or regulations; (viii) the ability to meet stock exchange listing standards following the consummation of the proposed transaction; (ix) the risk that the proposed transaction disrupts current plans and operations of OMN or diverts management’s attention from OMN’s ongoing business; (x) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, and maintain relationships with customers and suppliers; (xi) costs related to the proposed transaction; (xii) changes in applicable laws or regulations; (xiii) the possibility that OMN or the combined company may be adversely affected by other economic, business, regulatory, and/or competitive factors such as rising interest rates or an economic downturn; (xiv) OMN’s estimates of expenses and profitability; (xv) the evolution of the markets in which OMN competes; (xvi) the ability of OMN to implement its strategic initiatives; and (xvii) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, Form 10-Q for the first quarter of 2023 filed on May 19, 2023, and other risks and uncertainties indicated in the definitive proxy, including those set forth under “Risk Factors” therein, and other documents filed with the SEC by the Company. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Readers are cautioned not to put undue reliance on forward-looking statements, and the Company and OMN assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither the Company nor OMN gives any assurance that either the Company or OMN will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by the Company or OMN or any other person that the events or circumstances described in such statement are material.

No Offer or Solicitation

This Current Report on Form 8-K does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This Current Report on Form 8-K also does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release, dated July 31, 2023.

104	Cover Page Interactive Data File (Embedded within the Inline XBRL document and included in Exhibit)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Data Knights Acquisition Corp.

Date: July 31, 2023	By:	/s/ Barry Anderson
Barry Anderson
Chief Executive Officer